EXHIBIT 99.1
                                 ------------

           GREENWICH Computational Materials and/or ABS Term Sheet.


Financial Engineering Group                                                            User:                     leinwae
Greenwich Capital Markets                           CWALT182FC   2A1                            July 27, 2004   11:05 AM



------------------------------------------------------------------------------------------------------------------------
                                                    Bond Description
------------------------------------------------------------------------------------------------------------------------
  Name:                 CWALT182FC 2A1    Coll. Type:                       WL    PAC Bands:                       n/a
  Cusip:                                  Orig. Balance:       $560,336,021.89    Settlement Date:          07/30/2004
  Coupon:                    4.000000%    Net Coupon:                6.083844%    Issue Date:               07/01/2004
  Formula:                         N/A    Gross Coupon:              6.346086%    First Pay Date:           08/25/2004
  Orig. Balance:       $101,604,000.00    Srvc Fee:                  0.262242%    Maturity Date:                   n/a
  Factor:                   1.00000000    Orig. Term:                  360 mos    Days Delay:                       24
  Factor date:              07/01/2004    Current WAM:                 359 mos
  Current Cap:                     N/A    Current Age:                   1 mos
  Current Floor:                   N/A    WAVG Loansize:                 $0.00
  Cur. Balance:        $101,604,000.00
------------------------------------------------------------------------------------------------------------------------




Curve type:  Static                        CMO Price -> Yield Sensitivity Table

---------------------------------------------------------------------------------------------------------------------------------
                        25            50          100          125          150
            Price      PPC           PPC          PPC          PPC          PPC         NULL        NULL         NULL        NULL
---------------------------------------------------------------------------------------------------------------------------------
            99-28      3.99         3.97         3.93          3.91         3.89
            99-31      3.97         3.93         3.86          3.83         3.80
           100-02      3.94         3.89         3.79          3.75         3.70
           100-05      3.91         3.85         3.72          3.67         3.61
---------------------------------------------------------------------------------------------------------------------------------
           100-08      3.89         3.81         3.66          3.58         3.52
---------------------------------------------------------------------------------------------------------------------------------
           100-11      3.86         3.77         3.59          3.50         3.42
           100-14      3.84         3.73         3.52          3.42         3.33
           100-17      3.81         3.69         3.45          3.34         3.24
           100-20      3.78         3.64         3.38          3.26         3.14
---------------------------------------------------------------------------------------------------------------------------------
WAL                    4.00         2.47         1.44          1.20         1.04
Mod. Dur               3.55         2.28         1.37          1.15         1.00
Spread                 42.2         84.6        124.5         133.2        137.3
First Date         08/25/04     08/25/04     08/25/04      08/25/04     08/25/04
Last Date          09/25/12     08/25/09     05/25/07      11/25/06     07/25/06
---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------   --------------------------------------------
    1 mo   2 mo  3 mo   4 mo   5 mo  6 mo   7 mo  8 mo   9 mo   10 mo 11 mo  12 mo    AVG   1 mo  3 mo  6 mo   9 mo  12 mo  Life
-----------------------------------------------------------------------------------   --------------------------------------------
CPR                                                                                    CPR
-----------------------------------------------------------------------------------   --------------------------------------------




-----------------------------------------------------------------------------------------------
COB: 07/26/2004   3 Month   6 Month   1 Year    2 Year    3 Year   5 Year    10 Year   30 Year
-----------------------------------------------------------------------------------------------
OffTR Yld          1.442     1.722     2.138     2.725     3.118    3.773     4.605     5.344
-----------------------------------------------------------------------------------------------
OnTR/Swp Spd       1.465     1.783     2.101   2.735/46  3.093/56  3.763/50  4.522/50  5.240/38
-----------------------------------------------------------------------------------------------
OnTR Price         99-20     99-04     99-05    100-01    100-02+   99-12     101-25    101-29
-----------------------------------------------------------------------------------------------




-----------------------------       --------------------------------
1 Mo L   3 Mo L  11Cof  Prime       15Mtg  30Mtg  FN5.5Aug  FN5.0Aug
-----------------------------       --------------------------------
 1.470   1.670   1.708  4.250       5.475  6.070   99-28     97-02
-----------------------------       --------------------------------



-----------------------------------------------       ----------------------------------       -------------
               CAP VOLS (years)                              SWAPTION VOLS (years)               Price-2-
-----------------------------------------------       ----------------------------------           Call
    1       2       3       5      10      30          3 X 5   1 X 10   5 X 10   10 X 10
-----------------------------------------------       ----------------------------------       -------------
 29.820  29.980  28.620  25.700  20.730  16.680       19.320   19.580   14.980   10.960             No
-----------------------------------------------       ----------------------------------       -------------



----------------------------------------------------------------------------------------------------------------------------------
Prepay  Turnover  Turnover  Refi Vol  Refi Elb  Burnout   Burnout   Lockin  Lockin  MRate  Refi  Surge  Model  Collateral  Term
Knobs    Level      Ramp               Shift    Severity  Timing   Severity  Rate   Shift  Ramp        Version  Override  Override
----------------------------------------------------------------------------------------------------------------------------------
Settings   0         0         0         0         0        0         0      0      0     0      0    50    DEFAULT   DEFAULT
----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.



Financial Engineering Group                                                            User:                     leinwae
Greenwich Capital Markets                           CWALT183FC   3A1                            July 27, 2004   11:16 AM




------------------------------------------------------------------------------------------------------------------------
                                                    Bond Description
------------------------------------------------------------------------------------------------------------------------
  Name:                CWALT183FC 3A1     Coll. Type:                       WL    PAC Bands:                       n/a
  Cusip:                                  Orig. Balance:       $101,173,102.01    Settlement Date:          07/30/2004
  Coupon:                   5.250000%     Net Coupon:                5.460047%    Issue Date:               07/01/2004
  Formula:                        N/A     Gross Coupon:              5.721628%    First Pay Date:           08/25/2004
  Orig. Balance:       $94,989,000.00     Srvc Fee:                  0.261581%    Maturity Date:                   n/a
  Factor:                  1.00000000     Orig. Term:                  180 mos    Days Delay:                       24
  Factor date:             07/01/2004     Current WAM:                 179 mos
  Current Cap:                    N/A     Current Age:                   1 mos
  Current Floor:                  N/A     WAVG Loansize:                 $0.00
  Cur. Balance:        $94,989,000.00
------------------------------------------------------------------------------------------------------------------------




Curve type:  Static                        CMO Price -> Yield Sensitivity Table

---------------------------------------------------------------------------------------------------------------------------------
                        25            50          100          125          150
            Price      PPC           PPC          PPC          PPC          PPC         NULL        NULL         NULL        NULL
---------------------------------------------------------------------------------------------------------------------------------

           100-20      5.12         5.09         5.00          4.95         4.90
           100-23      5.11         5.07         4.97          4.92         4.86
           100-26      5.09         5.04         4.94          4.88         4.82
           100-29      5.07         5.02         4.91          4.85         4.78
---------------------------------------------------------------------------------------------------------------------------------
           101-00      5.05         5.00         4.88          4.82         4.74
---------------------------------------------------------------------------------------------------------------------------------
           101-03      5.04         4.98         4.85          4.78         4.70
           101-06      5.02         4.96         4.82          4.75         4.67
           101-09      5.00         4.94         4.80          4.71         4.63
           101-12      4.98         4.92         4.77          4.68         4.59
---------------------------------------------------------------------------------------------------------------------------------
WAL                    6.79         5.49         3.75          3.17         2.71
Mod. Dur               5.30         4.41         3.17          2.74         2.39
Spread                100.1        115.4        149.1         160.3        168.2
First Date         08/25/04     08/25/04     08/25/04      08/25/04     08/25/04
Last Date          06/25/19     06/25/19     06/25/19      06/25/19     06/25/19
---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------   --------------------------------------------
    1 mo   2 mo  3 mo   4 mo   5 mo  6 mo   7 mo  8 mo   9 mo   10 mo 11 mo  12 mo    AVG   1 mo  3 mo  6 mo   9 mo  12 mo  Life
-----------------------------------------------------------------------------------   --------------------------------------------
CPR                                                                                    CPR
-----------------------------------------------------------------------------------   --------------------------------------------




------------------------------------------------------------------------------------------------
COB: 07/26/2004   3 Month   6 Month   1 Year    2 Year    3 Year   5 Year    10 Year   30 Year
------------------------------------------------------------------------------------------------
OffTR Yld          1.441     1.720     2.137    2.726      3.121    3.776     4.610      5.346
------------------------------------------------------------------------------------------------
OnTR/Swp Spd       1.467     1.780     2.099   2.735/46  3.097/56  3.766/50  4.525/50  55.243/38
------------------------------------------------------------------------------------------------
OnTR Price         99-20     99-04     99-05    100-01    100-02    99-11+   101-24+    101-28+
------------------------------------------------------------------------------------------------



-----------------------------       --------------------------------
1 Mo L   3 Mo L  11Cof  Prime       15Mtg  30Mtg  FN5.5Aug  FN5.0Aug
-----------------------------       --------------------------------
 1.470   1.670   1.708  4.250       5.478  6.073   99-27+     97-02
-----------------------------       --------------------------------



-----------------------------------------------       ----------------------------------       -------------
               CAP VOLS (years)                              SWAPTION VOLS (years)               Price-2-
-----------------------------------------------       ----------------------------------           Call
    1       2       3       5      10      30          3 X 5   1 X 10   5 X 10   10 X 10
-----------------------------------------------       ----------------------------------       -------------
29.820   29.980  28.620  25.700  20.730  16.680       19.320   19.580   14.980   10.960             No
-----------------------------------------------       ----------------------------------       -------------



----------------------------------------------------------------------------------------------------------------------------------
Prepay  Turnover  Turnover  Refi Vol  Refi Elb  Burnout   Burnout   Lockin  Lockin  MRate  Refi  Surge  Model  Collateral  Term
Knobs    Level      Ramp               Shift    Severity  Timing   Severity  Rate   Shift  Ramp        Version  Override  Override
----------------------------------------------------------------------------------------------------------------------------------
Settings   0         0         0         0         0        0         0      0      0     0      0    50    DEFAULT   DEFAULT
----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.



Financial Engineering Group                                                            User:                     leinwae
Greenwich Capital Markets                           CWALT182FC   2A4                            July 27, 2004   11:12 AM



------------------------------------------------------------------------------------------------------------------------
                                                    Bond Description
------------------------------------------------------------------------------------------------------------------------
  Name:                CWALT182FC 2A4     Coll. Type:                       WL    PAC Bands:                       n/a
  Cusip:                                  Orig. Balance:       $560,336,021.89    Settlement Date:          07/30/2004
  Coupon:                   5.700000%     Net Coupon:                6.083844%    Issue Date:               07/01/2004
  Formula:                        N/A     Gross Coupon:              6.346086%    First Pay Date:           08/25/2004
  Orig. Balance:       $68,870,250.00     Srvc Fee:                  0.262242%    Maturity Date:                   n/a
  Factor:                  1.00000000     Orig. Term:                  360 mos    Days Delay:                       24
  Factor date:             07/01/2004     Current WAM:                 359 mos
  Current Cap:                    N/A     Current Age:                   1 mos
  Current Floor:                  N/A     WAVG Loansize:                 $0.00
  Cur. Balance:        $68,870,250.00
------------------------------------------------------------------------------------------------------------------------



Curve type:  Static                        CMO Price -> Yield Sensitivity Table

---------------------------------------------------------------------------------------------------------------------------------
                        25            50          100          125          150
            Price      PPC           PPC          PPC          PPC          PPC         NULL        NULL         NULL        NULL
---------------------------------------------------------------------------------------------------------------------------------
            99-28      5.74         5.74         5.72          5.71         5.71
            99-31      5.74         5.73         5.71          5.70         5.68
           100-02      5.73         5.72         5.69          5.68         5.66
           100-05      5.72         5.71         5.67          5.66         5.64
---------------------------------------------------------------------------------------------------------------------------------
           100-08      5.71         5.69         5.66          5.64         5.62
---------------------------------------------------------------------------------------------------------------------------------
           100-11      5.70         5.68         5.64          5.62         5.59
           100-14      5.69         5.67         5.63          5.60         5.57
           100-17      5.68         5.66         5.61          5.58         5.55
           100-20      5.67         5.65         5.59          5.56         5.53
---------------------------------------------------------------------------------------------------------------------------------
WAL                   16.78        12.10         7.12          5.79         4.85
Mod. Dur              10.54         8.51         5.69          4.80         4.12
Spread                 88.4        107.1        155.3         174.2        188.6
First Date         05/25/19     09/25/14     05/25/10      04/25/09     07/25/08
Last Date          04/25/23     09/25/18     04/25/13      09/25/11     07/25/10
---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------   --------------------------------------------
    1 mo   2 mo  3 mo   4 mo   5 mo  6 mo   7 mo  8 mo   9 mo   10 mo 11 mo  12 mo    AVG   1 mo  3 mo  6 mo   9 mo  12 mo  Life
-----------------------------------------------------------------------------------   --------------------------------------------
CPR                                                                                    CPR
-----------------------------------------------------------------------------------   --------------------------------------------




------------------------------------------------------------------------------------------------
COB: 07/26/2004   3 Month   6 Month   1 Year    2 Year    3 Year   5 Year    10 Year   30 Year
------------------------------------------------------------------------------------------------
OffTR Yld          1.441     1.720     2.137    2.726     3.121     3.776      4.610     5.346
------------------------------------------------------------------------------------------------
OnTR/Swp Spd       1.467     1.780     2.099   2.735/46  3.097/56  3.766/50   4.525/50  5.243/38
------------------------------------------------------------------------------------------------
OnTR Price         99-20     99-04     99-05    100-01    100-02    99-11+     101-24+   101-28+
------------------------------------------------------------------------------------------------



-----------------------------       --------------------------------
1 Mo L   3 Mo L  11Cof  Prime       15Mtg  30Mtg  FN5.5Aug  FN5.0Aug
-----------------------------       --------------------------------
 1.470   1.670   1.708  4.250       5.474  6.069   99-27+     97-02
-----------------------------       --------------------------------



-----------------------------------------------       ----------------------------------       -------------
               CAP VOLS (years)                              SWAPTION VOLS (years)               Price-2-
-----------------------------------------------       ----------------------------------           Call
    1       2       3       5      10      30          3 X 5   1 X 10   5 X 10   10 X 10
-----------------------------------------------       ----------------------------------       -------------
29.820   29.980  28.620  25.700  20.730  16.680       19.320   19.580   14.980   10.960             No
-----------------------------------------------       ----------------------------------       -------------



----------------------------------------------------------------------------------------------------------------------------------
Prepay  Turnover  Turnover  Refi Vol  Refi Elb  Burnout   Burnout   Lockin  Lockin  MRate  Refi  Surge  Model  Collateral  Term
Knobs    Level      Ramp               Shift    Severity  Timing   Severity  Rate   Shift  Ramp        Version  Override  Override
----------------------------------------------------------------------------------------------------------------------------------
Settings   0         0         0         0         0        0         0      0      0     0      0    50    DEFAULT   DEFAULT
----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.



Financial Engineering Group                                                            User:                     leinwae
Greenwich Capital Markets                           CWALT182FC   2A2                            July 27, 2004   11:11 AM



------------------------------------------------------------------------------------------------------------------------
                                                    Bond Description
------------------------------------------------------------------------------------------------------------------------
  Name:                CWALT182FC 2A2     Coll. Type:                       WL    PAC Bands:                       n/a
  Cusip:                                  Orig. Balance:       $560,336,021.89    Settlement Date:          07/30/2004
  Coupon:                   5.125000%     Net Coupon:                6.083844%    Issue Date:               07/01/2004
  Formula:                        N/A     Gross Coupon:              6.346086%    First Pay Date:           08/25/2004
  Orig. Balance:       $60,000,000.00     Srvc Fee:                  0.262242%    Maturity Date:                   n/a
  Factor:                  1.00000000     Orig. Term:                  360 mos    Days Delay:                       24
  Factor date:             07/01/2004     Current WAM:                 359 mos
  Current Cap:                    N/A     Current Age:                   1 mos
  Current Floor:                  N/A     WAVG Loansize:                 $0.00
  Cur. Balance:        $60,000,000.00
------------------------------------------------------------------------------------------------------------------------



Curve type:  Static                        CMO Price -> Yield Sensitivity Table

---------------------------------------------------------------------------------------------------------------------------------
                        25            50          100          125          150
            Price      PPC           PPC          PPC          PPC          PPC         NULL        NULL         NULL        NULL
---------------------------------------------------------------------------------------------------------------------------------
           100-20      5.05         5.00         4.88          4.82         4.75
           100-23      5.04         4.98         4.85          4.78         4.71
           100-26      5.03         4.96         4.82          4.74         4.67
           100-29      5.02         4.95         4.79          4.71         4.63
---------------------------------------------------------------------------------------------------------------------------------
           101-00      5.01         4.93         4.76          4.67         4.59
---------------------------------------------------------------------------------------------------------------------------------
           101-03      4.99         4.91         4.73          4.64         4.55
           101-06      4.98         4.89         4.70          4.60         4.51
           101-09      4.97         4.88         4.67          4.57         4.47
           101-12      4.96         4.86         4.64          4.54         4.43
---------------------------------------------------------------------------------------------------------------------------------
WAL                   10.05         6.35         3.55          2.90         2.45
Mod. Dur               7.68         5.29         3.18          2.64         2.26
Spread                 47.0         94.4        142.9         154.4        163.3
First Date         09/25/12     08/25/09     05/25/07      11/25/06     07/25/06
Last Date          07/25/16     04/25/12     11/25/08      02/25/08     07/25/07
---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------   --------------------------------------------
    1 mo   2 mo  3 mo   4 mo   5 mo  6 mo   7 mo  8 mo   9 mo   10 mo 11 mo  12 mo    AVG   1 mo  3 mo  6 mo   9 mo  12 mo  Life
-----------------------------------------------------------------------------------   --------------------------------------------
CPR                                                                                    CPR
-----------------------------------------------------------------------------------   --------------------------------------------




------------------------------------------------------------------------------------------------
COB: 07/26/2004   3 Month   6 Month   1 Year    2 Year    3 Year   5 Year    10 Year   30 Year
------------------------------------------------------------------------------------------------
OffTR Yld          1.441     1.720     2.137    2.726     3.121     3.776      4.610     5.346
------------------------------------------------------------------------------------------------
OnTR/Swp Spd       1.467     1.780     2.099   2.735/46  3.097/56  3.766/50   4.525/50  5.243/38
------------------------------------------------------------------------------------------------
OnTR Price         99-20     99-04     99-05    100-01    100-02    99-11+     101-24+   101-28+
------------------------------------------------------------------------------------------------



-----------------------------       --------------------------------
1 Mo L   3 Mo L  11Cof  Prime       15Mtg  30Mtg  FN5.5Aug  FN5.0Aug
-----------------------------       --------------------------------
 1.470   1.670   1.708  4.250       5.474  6.069   99-27+     97-02
-----------------------------       --------------------------------



-----------------------------------------------       ----------------------------------       -------------
               CAP VOLS (years)                              SWAPTION VOLS (years)               Price-2-
-----------------------------------------------       ----------------------------------           Call
    1       2       3       5      10      30          3 X 5   1 X 10   5 X 10   10 X 10
-----------------------------------------------       ----------------------------------       -------------
29.820   29.980  28.620  25.700  20.730  16.680       19.320   19.580   14.980   10.960             No
-----------------------------------------------       ----------------------------------       -------------



----------------------------------------------------------------------------------------------------------------------------------
Prepay  Turnover  Turnover  Refi Vol  Refi Elb  Burnout   Burnout   Lockin  Lockin  MRate  Refi  Surge  Model  Collateral  Term
Knobs    Level      Ramp               Shift    Severity  Timing   Severity  Rate   Shift  Ramp        Version  Override  Override
----------------------------------------------------------------------------------------------------------------------------------
Settings   0         0         0         0         0        0         0      0      0     0      0    50    DEFAULT   DEFAULT
----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.
